Exhibit 99.3

January 2017

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Sameer Gokhale Senior Director Investor Relations (513) 534-2219

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016(e)	2016(e)	2016(e)	2015	2015	2015	2015
Ratios (percent)
Return on average assets	1.11	1.44	0.92	0.93	1.83	1.07	0.90	1.06
Return on average common equity	9.7	12.8	8.0	8.3	17.2	10.0	8.1	9.7
Average total Bancorp shareholders’ equity as a percent of average assets	11.66	11.83	11.60	11.57	11.26	11.24	11.32	11.50
Net interest margin(a)(d)	2.86	2.88	2.88	2.91	2.85	2.89	2.90	2.86
Efficiency(a)(d)	62.8	55.5	65.3	63.8	48.0	58.2	65.4	62.3
Net losses charged-off as a percent of average portfolio loans and leases	0.31	0.45	0.37	0.42	0.34	0.80	0.37	0.41
ALLL as a percent of portfolio loans and leases	1.36	1.37	1.38	1.38	1.37	1.35	1.39	1.42
Allowance for credit losses as a percent of portfolio loans and leases(c)	1.54	1.54	1.54	1.54	1.52	1.49	1.54	1.57
Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO(b)	0.80	0.75	0.86	0.88	0.70	0.65	0.67	0.76
Allowance for loan and lease losses as a percent of nonperforming assets(b)	170	182	161	157	197	208	206	188
Allowance for credit losses as a percent of nonperforming assets(b)	192	205	180	174	218	230	228	207

Common Share Data
Earnings per share - basic	$0.49	$0.66	$0.40	$0.40	$0.80	$0.46	$0.36	$0.42
Earnings per share - diluted	$0.49	$0.65	$0.39	$0.40	$0.79	$0.45	$0.36	$0.42
Cash dividends per common share	0.14	0.13	0.13	0.13	0.13	0.13	0.13	0.13
Book value per share	19.82	20.44	20.09	19.46	18.48	18.22	17.62	17.83

Common shares outstanding, excluding treasury	750,479,299	755,582,255	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210
Market price per share:
High	$27.79	$20.92	$19.30	$19.61	$21.06	$21.71	$21.69	$20.21
Low	19.58	16.70	16.13	13.94	18.28	18.23	18.91	17.22
End of period	26.97	20.46	17.59	16.69	20.10	18.91	20.82	18.85

Supplemental Data
Common dividends declared ($ in millions)	$106	$99	$100	$100	$102	$103	$105	$106
Full-time equivalent employees	17,844	18,072	18,051	18,200	18,261	18,311	18,527	18,471
Banking centers	1,191	1,191	1,191	1,241	1,254	1,295	1,299	1,303
ATMs	2,495	2,497	2,514	2,556	2,593	2,650	2,630	2,637

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.
(c)	The allowance for credit losses is the sum of the ALLL and the reserve for unfunded commitments.
(d)	This is a non-GAAP measure.
(e)	The Condensed Consolidated Financial Statements include a $1 million, $5 million and $0 million net reclassification of excess tax benefits from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016(e)	2016(e)	2016(e)	2015	2015	2015	2015
Income Statement ($ in millions)
Interest income (taxable equivalent)(d)	$1,058	$1,063	$1,052	$1,044	$1,035	$1,031	$1,008	$975
Interest expense	149	150	144	135	131	125	116	123

Net interest income (taxable equivalent)(d)	909	913	908	909	904	906	892	852
Provision for loan and lease losses	54	80	91	119	91	156	79	69
Noninterest income:
Service charges on deposits	141	143	138	137	144	145	139	135
Wealth and asset management revenue	100	101	101	102	102	103	105	108
Corporate banking revenue	101	111	117	102	104	104	113	63
Mortgage banking net revenue	65	66	75	78	74	71	117	86
Card and processing revenue	79	79	82	79	77	77	77	71
Other noninterest income	137	336	80	136	602	213	1	163
Securities gains, net	(3)	4	6	3	1	—	4	4

Total noninterest income	620	840	599	637	1,104	713	556	630
Noninterest expense:
Salaries, wages and incentives	403	400	407	403	386	387	383	369
Employee benefits	76	78	85	100	74	72	78	99
Net occupancy expense	73	73	75	77	83	77	83	79
Technology and communications	56	62	60	56	59	56	54	55
Equipment expense	29	29	30	30	32	31	31	31
Card and processing expense	31	30	37	35	40	40	38	36
Other noninterest expense	292	301	289	285	289	280	280	254

Total noninterest expense	960	973	983	986	963	943	947	923
Income before income taxes (taxable equivalent)(d)	515	700	433	441	954	520	422	490
Taxable equivalent adjustment	6	6	6	6	5	5	5	5

Income before income taxes	509	694	427	435	949	515	417	485
Applicable income tax expense	114	178	103	109	292	134	108	124

Net income	$395	$516	$324	$326	$657	$381	$309	$361
Less: Net income attributable to noncontrolling interests	—	—	(4)	—	—	—	(6)	—

Net income attributable to Bancorp	$395	$516	$328	$326	$657	$381	$315	$361
Dividends on preferred stock	23	15	23	15	23	15	23	15

Net income available to common shareholders	$372	$501	$305	$311	$634	$366	$292	$346

Regulatory Capital Data ($ in millions)(a)	Basel III Transitional
CET1 capital	$12,426	$12,299	$12,112	$11,914	$11,917	$11,574	$11,582	$11,543
Additional tier I capital	1,330	1,331	1,331	1,330	1,343	1,340	1,340	1,339

Tier I capital	$13,756	$13,630	$13,443	$13,244	$13,260	$12,914	$12,922	$12,882
Tier II capital	4,164	4,374	4,414	4,553	3,874	3,935	3,909	4,112

Total regulatory capital	$17,920	$18,004	$17,857	$17,797	$17,134	$16,849	$16,831	$16,994

Risk-weighted assets(b)	$119,482	$120,954	$121,824	$121,432	$121,290	$123,148	$122,986	$121,310

CET1 capital ratio(b)	10.40%	10.17%	9.94%	9.81%	9.82%	9.40%	9.42%	9.52%
Tier I risk-based capital ratio(b)	11.51%	11.27%	11.03%	10.91%	10.93%	10.49%	10.51%	10.62%
Total risk-based capital ratio(b)	15.00%	14.88%	14.66%	14.66%	14.13%	13.68%	13.69%	14.01%

Tier I leverage ratio	9.90%	9.80%	9.64%	9.57%	9.54%	9.38%	9.44%	9.59%
CET1 capital ratio (fully phased-in)(b)(c)(d)	10.30%	10.09%	9.86%	9.72%	9.72%	9.30%	9.31%	9.41%

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a non-GAAP measure.
(d)	These are non-GAAP measures.
(e)	The Condensed Consolidated Financial Statements include a $1, $5 and $0 net reclassification of excess tax benefits from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	As of
	December	September	June	March	December	September	June	March
	2016	2016(a)	2016(a)	2016(a)	2015	2015	2015	2015
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,392	$2,164	$2,359	$2,298	$2,540	$2,455	$2,785	$2,920
Available-for-sale and other securities	31,183	30,689	31,455	29,891	29,044	28,799	27,987	26,409
Held-to-maturity securities	26	56	62	64	70	157	157	177
Trading securities	410	431	401	405	386	374	370	392
Other short-term investments	2,754	2,995	1,818	1,778	2,671	1,994	3,451	4,919

Total cash and securities	36,765	36,335	36,095	34,436	34,711	33,779	34,750	34,817
Loans held for sale	751	1,060	877	803	903	994	995	724
Portfolio loans and leases	92,098	93,151	93,909	93,605	92,582	93,574	92,703	91,244

Total loans and leases	92,849	94,211	94,786	94,408	93,485	94,568	93,698	91,968
Allowance for loan and lease losses	(1,253)	(1,272)	(1,299)	(1,295)	(1,272)	(1,261)	(1,293)	(1,300)
Bank premises and equipment	2,065	2,084	2,144	2,185	2,239	2,264	2,298	2,433
Operating lease equipment	738	771	756	738	707	680	670	695
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	9	10	10	11	12	13	13	14
Servicing rights	744	619	621	685	785	757	854	789
Other real estate owned	69	91	107	119	137	149	163	187
Other assets	7,775	8,014	7,989	8,727	7,828	8,518	8,059	8,418

Total assets	$142,177	$143,279	$143,625	$142,430	$141,048	$141,883	$141,628	$140,437

Liabilities
Deposits:
Demand	$35,782	$35,625	$36,137	$35,858	$36,267	$34,832	$35,449	$35,343
Interest checking	26,679	24,483	24,571	25,182	26,768	24,832	27,074	27,191
Savings	13,941	14,019	14,356	14,738	14,601	14,632	14,976	15,355
Money market	20,749	19,910	19,125	19,377	18,494	18,887	17,900	18,105
Foreign office	426	518	453	441	464	754	728	811
Other time	3,866	3,971	4,021	4,049	4,019	4,041	4,050	4,044
Certificates - $100,000 and over	2,378	2,745	2,778	2,830	2,592	2,915	2,846	2,566
Other foreign office	—	—	430	—	—	—	—	—

Total deposits	103,821	101,271	101,871	102,475	103,205	100,893	103,023	103,415
Federal funds purchased	132	126	108	134	151	132	126	200
Other short-term borrowings	3,535	3,494	3,979	3,523	1,507	4,904	4,136	1,413
Other liabilities	4,069	4,694	4,682	4,638	4,505	4,604	5,214	5,483
Long-term debt	14,388	16,890	16,231	15,305	15,810	15,492	13,491	14,022

Total liabilities	$125,945	$126,475	$126,871	$126,075	$125,178	$126,025	$125,990	$124,533

Equity
Common and preferred equity	$19,579	$19,307	$18,914	$18,638	$18,406	$17,867	$17,578	$17,421
Net unrealized gains:
Available-for-sale securities	101	765	879	685	238	528	327	608
Qualifying cash flow hedges	10	48	70	61	22	58	29	47
Accumulated other comprehensive income related to employee benefit plans	(52)	(58)	(60)	(62)	(63)	(64)	(65)	(67)
Treasury stock, at cost	(3,433)	(3,286)	(3,077)	(2,999)	(2,764)	(2,563)	(2,264)	(2,145)

Total Bancorp shareholders’ equity	16,205	16,776	16,726	16,323	15,839	15,826	15,605	15,864
Noncontrolling interests	27	28	28	32	31	32	33	40

Total equity	$16,232	$16,804	$16,754	$16,355	$15,870	$15,858	$15,638	$15,904

Total liabilities and equity	$142,177	$143,279	$143,625	$142,430	$141,048	$141,883	$141,628	$140,437

Share Data
Preferred shares outstanding - Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding - Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding - Series J	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000
Common shares outstanding, excluding treasury	750,479,299	755,582,255	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210
Treasury shares held	173,413,282	168,310,326	157,546,811	153,421,813	138,812,267	128,453,272	113,838,433	108,702,371

(a)	The Condensed Consolidated Financial Statements include a $1, $5 and $0 net reclassification of excess tax benefits from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016(a)	2016(a)	2016(a)	2015	2015	2015	2015
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$93,981	$94,417	$94,807	$94,078	$94,587	$94,329	$92,739	$91,659
Taxable securities	30,677	29,772	30,002	29,619	28,951	28,251	27,344	23,102
Tax exempt securities	81	76	85	78	52	52	59	59
Other short-term investments	1,809	1,827	1,953	1,876	2,253	1,799	3,160	5,877

Total interest-earning assets	126,548	126,092	126,847	125,651	125,843	124,431	123,302	120,697
Cash and due from banks	2,358	2,289	2,228	2,335	2,466	2,503	2,636	2,830
Other assets	14,203	15,644	15,140	14,869	14,925	15,064	15,322	15,412
Allowance for loan and lease losses	(1,272)	(1,299)	(1,295)	(1,273)	(1,261)	(1,292)	(1,300)	(1,322)

Total assets	$141,837	$142,726	$142,920	$141,582	$141,973	$140,706	$139,960	$137,617
Liabilities
Interest-bearing liabilities:
Interest checking deposits	$25,644	$24,475	$24,714	$25,740	$25,296	$25,590	$26,894	$26,885
Savings deposits	13,979	14,232	14,576	14,601	14,615	14,868	15,156	15,174
Money market deposits	20,476	19,706	19,243	18,655	18,775	18,253	18,071	17,492
Foreign office deposits	497	524	484	483	736	718	955	861
Other time deposits	3,941	4,020	4,044	4,035	4,052	4,057	4,074	4,022
Certificates - $100,000 and over	2,539	2,768	2,819	2,815	3,305	2,924	2,558	2,683
Other deposits	115	749	467	—	7	222	—	—
Federal funds purchased	280	446	693	608	1,182	1,978	326	172
Other short-term borrowings	1,908	2,171	3,754	3,564	1,675	1,897	1,705	1,602
Long-term debt	15,173	16,102	15,351	14,949	15,738	14,664	13,741	14,414

Total interest-bearing liabilities	84,552	85,193	86,145	85,450	85,381	85,171	83,480	83,305
Demand deposits	36,412	35,918	35,912	35,201	36,254	35,231	35,384	33,760
Other liabilities	4,300	4,704	4,247	4,524	4,325	4,458	5,215	4,693

Total liabilities	125,264	125,815	126,304	125,175	125,960	124,860	124,079	121,758
Equity	16,573	16,911	16,616	16,407	16,013	15,846	15,881	15,859

Total liabilities and equity	$141,837	$142,726	$142,920	$141,582	$141,973	$140,706	$139,960	$137,617

Average loans and leases (excluding held for sale)	$92,964	$93,511	$93,931	$93,275	$93,594	$93,373	$92,173	$90,508

Share Data
Average common shares outstanding - basic	746,106,624	750,885,834	759,105,385	773,564,178	784,855,006	795,792,825	803,965,057	810,209,585
Average common shares outstanding - diluted	757,443,512	757,855,877	764,811,003	777,757,934	794,481,388	805,022,588	812,842,540	818,672,259

(a)	The Condensed Consolidated Financial Statements include a $1, $5 and $0 net reclassification of excess tax benefits from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016	2016	2016	2015	2015	2015	2015
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,736	$42,829	$43,575	$43,441	$42,151	$42,970	$42,812	$42,062
Commercial mortgage loans	6,904	6,860	6,883	6,874	6,991	7,084	7,165	7,210
Commercial construction loans	3,903	3,905	3,706	3,428	3,214	3,101	2,709	2,303
Commercial leases	3,974	3,995	3,978	3,956	3,854	3,901	3,882	3,787

Total commercial loans and leases	56,517	57,589	58,142	57,699	56,210	57,056	56,568	55,362
Consumer:
Residential mortgage loans	15,737	15,597	15,159	14,563	14,424	14,197	13,792	13,258
Home equity	7,695	7,864	7,988	8,131	8,336	8,460	8,591	8,714
Automobile loans	9,983	10,349	10,671	11,129	11,497	11,829	11,914	11,873
Credit card	2,237	2,169	2,172	2,235	2,360	2,330	2,278	2,291
Other consumer loans and leases	680	643	654	651	658	696	555	470

Total consumer loans and leases	36,332	36,622	36,644	36,709	37,275	37,512	37,130	36,606

Total loans and leases	$92,849	$94,211	$94,786	$94,408	$93,485	$94,568	$93,698	$91,968

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,612	$43,125	$43,878	$43,127	$43,175	$43,162	$42,554	$41,462
Commercial mortgage loans	6,961	6,891	6,835	6,908	7,053	7,038	7,149	7,248
Commercial construction loans	3,890	3,848	3,551	3,297	3,141	2,966	2,549	2,198
Commercial leases	3,921	3,963	3,904	3,875	3,841	3,847	3,776	3,716

Total commercial loans and leases	57,384	57,827	58,168	57,207	57,210	57,013	56,028	54,624
Consumer:
Residential mortgage loans	15,802	15,346	14,842	14,405	14,315	13,976	13,375	13,515
Home equity	7,779	7,918	8,059	8,241	8,394	8,521	8,655	8,802
Automobile loans	10,162	10,508	10,887	11,285	11,674	11,881	11,902	11,933
Credit card	2,180	2,165	2,198	2,277	2,320	2,277	2,296	2,321
Other consumer loans and leases	674	653	653	663	674	661	483	464

Total consumer loans and leases	36,597	36,590	36,639	36,871	37,377	37,316	36,711	37,035

Total average loans and leases	$93,981	$94,417	$94,807	$94,078	$94,587	$94,329	$92,739	$91,659

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$403	$344	$385	$419	$228	$205	$217	$231
Nonaccrual loans held for sale	4	91	20	3	1	1	1	2
Nonaccrual restructured loans held for sale	9	9	—	2	11	1	—	—
Nonaccrual portfolio restructured loans and leases	257	257	308	282	278	253	258	296
OREO and other repossessed property	78	97	112	124	141	148	151	164

Total nonperforming assets	$751	$798	$825	$830	$659	$608	$627	$693

Ninety days past due loans and leases	$84	$76	$65	$73	$75	$70	$70	$78

Nonperforming Loans ($ in millions) (nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$491	$508	$483	$465	$259	$171	$182	$200
Commercial mortgage loans	46	52	76	83	93	110	106	126
Commercial construction loans	—	—	—	—	—	6	—	1
Residential mortgage loans	34	32	43	44	51	54	62	70
Home equity	73	78	79	80	79	82	88	90
Other consumer loans and leases	29	31	32	34	36	37	38	41

Total nonperforming loans and leases (including held for sale)	$673	$701	$713	$706	$518	$460	$476	$528

Credit Charge-Offs ($ in millions)
Total losses charged-off	($97)	($137)	($105)	($116)	($105)	($209)	($112)	($115)
Total recoveries of losses previously charged-off	24	30	18	20	25	21	26	24

Total net losses charged-off	($73)	($107)	($87)	($96)	($80)	($188)	($86)	($91)

Quarterly Data

Regulation G Non-GAAP Reconciliation ($ in millions)	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016(3)	2016(3)	2016(3)	2015	2015	2015	2015
Net interest income (U.S. GAAP)	$903	$907	$902	$903	$899	$901	$887	$847
Add: FTE Adjustment	6	6	6	6	5	5	5	5

Net interest income on an FTE basis (a)	909	913	908	909	904	906	892	852

Net interest income (U.S. GAAP) (annualized) (b)	3,592	3,608	3,628	3,632	3,567	3,575	3,558	3,435
Net interest income on an FTE basis (annualized) (c)	3,616	3,632	3,652	3,656	3,587	3,594	3,578	3,455

Noninterest income (d)	620	840	599	637	1,104	713	556	630
Noninterest expense (e)	960	973	983	986	963	943	947	923
Average interest-earning assets (f)	126,548	126,092	126,847	125,651	125,843	124,431	123,302	120,697

Net interest margin (U.S. GAAP) (b)/(f)	2.84%	2.86%	2.86%	2.89%	2.83%	2.87%	2.89%	2.85%
Net interest margin on an FTE basis (c)/(f)	2.86%	2.88%	2.88%	2.91%	2.85%	2.89%	2.90%	2.86%

Efficiency ratio (e)/(a)+(d)	62.8%	55.5%	65.3%	63.8%	48.0%	58.2%	65.4%	62.3%

Income before income taxes (U.S. GAAP)	509	694	427	435	949	515	417	485
Add: FTE Adjustment	6	6	6	6	5	5	5	5
Income before income taxes on an FTE basis	515	700	433	441	954	520	422	490

Basel III Final Rule - Transition to fully phased-in
CET1 capital (transitional)	$12,426	$12,299	$12,112	$11,914	$11,917	$11,574	$11,582	$11,543
Less: Adjustments to CET1 capital from transitional to fully phased-in (1)	(4)	(4)	(4)	(5)	(8)	(11)	(12)	(13)

CET1 capital (fully phased-in) (g)	12,422	12,295	12,108	11,909	11,909	11,563	11,570	11,530

Risk-weighted assets (transitional)	119,482	120,954	121,824	121,432	121,290	123,148	122,986	121,310
Add: Adjustments to risk-weighted assets from transitional to fully phased-in (2)	1,116	929	932	1,027	1,178	1,136	1,280	1,182

Risk-weighted assets (fully phased-in) (h)	$120,598	$121,883	$122,756	$122,459	$122,468	$124,284	$124,266	$122,492

Estimated CET1 capital ratio under Basel III Final Rule (fully phased-in) (g)/(h)	10.30%	10.09%	9.86%	9.72%	9.72%	9.30%	9.31%	9.41%

(1)	Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(2)	Primarily relates to higher risk-weighting for MSRs.
(3)	The Condensed Consolidated Financial Statements include a $1, $5 and $0 net reclassification of excess tax benefits from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.